UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021 (May 4, 2021)

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, CA 92705
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Francis Knuettel II, Chief Executive Officer of Terra Tech Corp. (the “Company”), will meet with investors at A.G.P.’s Spring Virtual Consumer Cannabis Conference on Tuesday, May 4, 2021. A copy of the slides to be used by the Company at the investor meetings is attached to this report as Exhibit 99.1. The slides set forth in Exhibit 99.1 are incorporated herein by reference.

The information contained in this Item 7.01, and in Exhibit 99.1, referenced herein is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, unless the Company expressly so incorporates such information by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Slides from May 4, 2021 investor presentation

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: May 4, 2021	By:	/s/ Francis Knuettel II
Francis Knuettel II
President and Chief Executive Officer

3